American Century Mutual Funds, Inc. Prospectus Supplement New Opportunities II Fund
Supplement dated September 30, 2009 ¡ Prospectus dated March 1, 2009

The following changes are effective December 1, 2009.

New Opportunities II Fund will be renamed Small Cap Growth Fund. All references to the fund name in the prospectus will be changed accordingly.

The following paragraph is added to the beginning of the sub-section What are the fund’s primary investment strategies and principal risks? on page 2 of the prospectus:

Under normal market conditions, the fund will invest at least 80% of its assets in small cap companies. The portfolio managers consider small cap companies to include those with a market capitalization that does not exceed that of the largest company in the Russell 2000 Growth Index.

The following paragraph is added to the beginning of the sub-section How does the fund pursue its investment objective? on page 8 of the prospectus:

Under normal market conditions, the fund will invest at least 80% of its assets in small cap companies. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The portfolio managers consider small cap companies to be those that, at the time of purchase, have a market capitalization no greater than that of the largest company in the Russell 2000 Growth Index. Though market capitalization will change from time to time, as of August 31, 2009 the market capitalization of the largest company in the Russell 2000 Growth Index was approximately $2.7 billion.

The following replaces the sixth paragraph of the sub-section How does the fund pursue its investment objective? on page 8 of the prospectus:

If the companies in which the fund invests are successful, these companies may grow into larger-sized companies. In addition, if the portfolio managers determine that the availability of small cap companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest up to 20% of the fund’s assets in medium- and large-sized companies.

The Fund Performance section on page 11 of the prospectus is deleted.

The fund’s B Class shares are no longer available for purchase, except through dividend reinvestment or exchanges from B Class shares of other American Century funds as described below.

Even though the B Class will be closed to new purchases as of the effective date, B Class shareholders may continue to hold their shares until they automatically convert to A Class shares under the existing conversion schedule outlined in the fund’s prospectus. Until the B Class conversion, shareholders may reinvest dividends and capital gain distributions paid on outstanding B Class shares according to the fund’s current policies. In addition, B Class shareholders may continue to exchange their shares for B Class shares of other American Century funds in accordance with the fund’s current policies. All other features of B Class shares, including Rule 12b-1 distribution and service fees and contingent deferred sales charge schedules are unchanged and remain in effect.

B Class shareholders who have accounts directly with American Century that utilize an automatic investment program will have such recurring investments automatically redirected to an account in A Class of the same fund. Purchases of A Class shares will be subject to a front-end sales charge unless a sales charge waiver is available pursuant to the fund’s existing policies.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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